united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/21

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2021

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Annual Shareholder Letter: Twelve Months Ended November 30, 2021

Dear Fellow Investors:

We hope this Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the twelve months ended November 30, 2021. In this Letter, we will discuss Fund performance, notable investment activity in the Fund in 2021, the Fund’s outlook looking forward, as well as event-driven value creation that we have seen in the Fund’s portfolio.

We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2021)*

		Average Annual Returns
				Since
Fund/Index	1-year	3-year	5-year	Inception**
Moerus Worldwide Value Fund - Class N	17.89%	2.62%	2.57%	3.42%
Moerus Worldwide Value Fund - Institutional Class	18.19%	2.87%	2.83%	3.68%
MSCI AC World Index Net (USD) ***	19.27%	15.95%	13.99%	13.38%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 27 Emerging Market countries. With 2,976 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

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Fund Performance in 2021: The Year in Review

With that said, purely for comparison purposes, we will highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class was up 18.2% during its 2021 Fiscal Year – the twelve months ended November 30, 2021. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) was up 19.3% during the same period.

For the Fund, as it was in 2020, 2021 was a year that could be broken down into two very distinct halves. The Fund started off 2021 quite well, picking up where it left off in late-2020 and performing very strongly during the First Half of the Fund’s Fiscal 20211 (+29.3% in H1), as the portfolio continued its recovery from the worst of the pandemic suffered in the early days of 2020. It was a generally positive First Half of 2021 for most markets, aided by the accelerating vaccine rollout and the passage of a USD 1.9 trillion pandemic-relief bill in the U.S., in addition to continued monetary stimulus from leading Central Banks. Notably, these developments also contributed to increased inflation expectations and rising U.S. Treasury yields, which, at times, weighed somewhat on higher-priced, longer duration Growth and Information Technology stocks, causing them to lag in a relative sense during the First Half of 2021. On the other hand, Value stocks fared better, in general, during the First Half – particularly the types of businesses that can be found in our Fund, which have been long disliked and deeply undervalued, and were hit disproportionately hard by the onset of COVID-19 (and resultant lockdowns) in early-2020.

Thereafter, market conditions took a turn for the worse, and the Second Half of Fiscal 2021 proved to be a challenging period for the Fund (-8.6% in H2). Renewed pandemic-related concerns driven by, first, the spread of the Delta variant beginning in June/July, and then, most recently, the emergence of the Omicron variant in November, contributed to a market environment somewhat similar to the one experienced early in the pandemic. Namely, the Second Half of 2021 saw Growth stocks – which are widely perceived to be better-suited for pandemic-era social distancing, lockdowns, and working from home – significantly outperforming Value stocks. Also, U.S. stocks, driven by the popular Information Technology sector and FAANG stocks, meaningfully outpaced many international markets during the Second Half of 2021. Long out-of-favor areas, such as Emerging Market and Natural Resource-related stocks, notably lagged other areas of the market. Late in 2021, this environment weighed on the performance of the Fund, which is focused on long-term investments in undervalued businesses and areas (including Emerging Markets) that are unpopular and out-of-favor in the present.

2021 Performance Drivers

Overall, for the year, the Fund performed well on an absolute basis in 2021 (+18.2%), driven by a very strong First Half of 2021, albeit slightly lagging the benchmark by year’s end (after outperforming for much of the year) due to a return in heightened COVID-related fears late in 2021. The Fund’s positive performance for the year was fairly broadly-based, with meaningful contributions coming from a majority of Fund holdings that appreciated –many significantly –in 2021. Still, these solid contributions from the majority of holdings were partially offset by pockets of the portfolio (most notably our Latin American holdings) that lagged in 2021. With that said, we will discuss a few of the notable drivers of the Fund’s 2021 performance below. But first, it is important to emphasize that, as

[1]	Please note: “2021” or “Fiscal 2021” refers to the Fund’s 2021 Fiscal Year - the twelve months ended November 30, 2021.

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long-term investors, we remain much more focused on fundamental developments affecting the businesses that the Fund owns than on stock price fluctuations from one quarter or six-month period to the next. Fortunately, on that note, business-level developments continued to be encouraging, in our view, across much of the portfolio (more on that later).

Event-Driven Value Creation

Several of the Fund’s most meaningful contributors to performance, including three of the top-five contributors for the full year, generated significant value creation via deal-driven corporate activity.

The Straits Trading Co. Ltd., a Singapore-based Holding Company with financial interests in various areas, including property, hospitality, and resources (tin smelting), was the second-largest contributor to Fund performance in Fiscal 2021. Long underfollowed and, in our view, trading at a significant discount to intrinsic value, Straits Trading performed well during the First Half of 2021. This was perhaps driven, in part, by a sell-side analyst for a local bank who launched research coverage of the company, pointing out the massive discount to intrinsic value that Straits Trading shares were offering, in addition to the significant “hidden asset” value (hidden from the perspective of the broader market) within the Holding Company structure. Then, in August, ARA Asset Management, a privately-held real estate fund manager in Asia partially-owned by Straits Trading, was the subject of a roughly USD 5 billion takeover offer from ESR Cayman, a leading Asia-focused real estate services and investment company. The price of ESR Cayman’s takeover offer for ARA Asset Management implies a multiple that is much higher than the value at which Straits Trading’s 19% (post-transaction) stake in ARA is held on its balance sheet today. Not surprisingly, Straits Trading shares jumped on the news, although, even after their appreciation, they still trade at a substantial discount to their intrinsic value, especially if the ARA takeover is completed as expected by the end of Q1 2022.

Aker ASA, a Norway-based Holding Company that owns or controls companies that are primarily engaged in the production of oil and provision of services to the oil and offshore renewables industries, was the third-largest contributor to Fund performance for the year. Aker’s strong performance has surely been driven, in no small part, by the recovery in the price of oil from pandemic-sparked lows in early-2020, which have resulted in strong cash flow generation from Aker’s oil producing holding and improving business conditions for its oil and gas-related service providers.

But in addition to improving market conditions for oil, since the start of the pandemic, Aker has executed on a number of corporate actions that have, in our view, highlighted the latent value in some of Aker’s non-oil-related holdings that had been obscured within the Holding Company structure. Examples include: spinning off and publicly listing four subsidiary companies (Aker Offshore Wind, Aker Carbon Capture, Aker Clean Hydrogen, and Aker BioMarine); establishing a new subsidiary that they also publicly listed in Q1 2021 (Aker Horizons), which is focused on developing, investing in, and operating renewable energy projects; and announcing a partnership between its private industrial software company (Cognite) and a global venture capital firm (Accel) at a far greater valuation than is reflected on Aker’s balance sheet. This same software company subsequently raised USD 150 million in equity capital from another technology-focused investment company (TCV), once again at a significantly higher valuation.

Aker’s busy year continued in September 2021, when Aker announced the sale of its stake in Ocean Yield ASA, a listed shipping holding, to Kohlberg Kravis Roberts & Co. at a 26% premium to Ocean Yield’s prior closing price. This sale brought roughly NOK 4.4 billion in cash proceeds to Aker, which will likely be deployed in further investments in current and new business opportunities. Capitalizing on both improved business conditions for its investee companies, as well as value-accretive, corporate

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deal-driven activity, Aker shares performed strongly in 2021, though they nonetheless continue to trade at a meaningful discount to our estimate of intrinsic value despite an excellent long-term track record of delivering growth in intrinsic value through such activity.

Spectrum Brands Holdings, Inc., a U.S.-based consumer products company, was the fifth-largest contributor to Fund performance in 2021. In September 2021, Spectrum Brands announced that it had entered into a definitive agreement to sell its Hardware & Home Improvement segment to Assa Abloy for USD 4.3 billion in cash, unlocking some of the company’s latent value and driving share price gains. This transaction –struck at what we view as an attractive price –both simplifies the Spectrum Brands portfolio and strengthens the balance sheet significantly, providing the company with meaningful flexibility with which to reinvest in the business and/or return capital to shareholders. In our opinion, this transaction should bring to the surface some –but far from all –of the “hidden value” that we have long believed to be present within its collection of businesses. As for ongoing operations, meaningful inflation-related challenges notwithstanding, the company has reported a string of solid business results, in our view, demonstrating strength across its segments (Home & Personal Care, Global Pet Care, and Home & Garden), most of which have benefitted from people’s increased time spent at home during the pandemic. Further, Spectrum Brands continues to repurchase shares pursuant to a recently announced 3-year, USD 1 billion stock repurchase program, which could potentially be increased further after proceeds from the sale of the Hardware & Home Improvement segment come in. Despite its strong recent performance, Spectrum Brands stock still trades at a meaningful discount to our estimate of the intrinsic value of its constituent parts: a disparity that might get increased attention following the aforementioned announcement.

In addition to these three leading contributors in 2021, Fund performance also benefited from deal-driven activity involving a host of other holdings, including Shinsei Bank, Exor NV, and Grupo de Inversiones Suramericana, among others. Given our investment style and approach, we believe that event-driven value creation could potentially continue to be a meaningful source of potential returns for the Fund going forward, as it has been in the past (a topic that we will return to later).

Financial Services Holdings

The most material contributor by sector to the Fund’s performance in 2021 was our allocation to Financial Services holdings. This heterogenous group of investments consists of various holdings across different geographies (North America, Europe, India, Japan, and Latin America) and types of business (including Banks, Holding Companies, and Insurance Companies) – all of which, we believe, represent opportunities to invest in well-capitalized businesses with attractive long-term prospects at meaningfully discounted valuations. In 2021, the Fund’s Financial Services holdings continued their strong performance that began in the latter half of 2020, with the majority of holdings appreciating meaningfully. Of this group, the three most significant contributors to Fund performance were Bajaj Holdings & Investment Ltd., Jefferies Financial Group, and Shinsei Bank.

Bajaj Holdings & Investment Ltd. is an Indian-listed Holding Company with a collection of assets primarily in the areas of Auto Manufacturing, where it owns a leading manufacturer of two-wheeler and three-wheeler vehicles in India, and Financial Services, where it owns interests in Non-Banking Finance, Life Insurance, Property & Casualty Insurance, and Asset Management (among other investments). Bajaj Holdings was the fourth-largest contributor to Fund performance in Fiscal 2021. As you may imagine, companies such as Bajaj Holdings – with investments in such blue chip-type businesses in India, which is typically a richly-valued market, given its significant long-term growth potential – tend not to come very cheaply, in our view, under normal circumstances. However, we

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were afforded such an opportunity in 2020, when Bajaj Holdings shares fell sharply during the early days of the pandemic, reflecting fears of a contraction in demand for its services and products and the possibility of losses in its financial businesses. The uncertain environment at the time offered those with a longer-term perspective, such as the Fund, the opportunity to acquire shares of what we believe to be a well-run group of businesses, with strong growth characteristics, at a very attractive price. In the time since then, the worst of the transitory fears in the market subsided and, following the waning of pandemic-related disruptions and restrictions in India in 2021, Bajaj Holdings’ businesses began their return to normalcy, with the valuation of Bajaj Holdings’ shares appreciating accordingly.

Jefferies Financial Group, a New York-based Financial Services Holding Company, was another meaningful contributor to Fund performance in 2021, driven by very strong business results that included setting company records for revenues, pre-tax income, and net earnings. The company’s Investment Banking business continued its strong recent performance, as the pandemic and ongoing recovery drove a surge in the company’s underwriting and advisory businesses. Jefferies also indicated that its dealmaking backlog for the current period recently reached an all-time high. Japanese bank Shinsei Bank also meaningfully contributed to performance in 2021, driven primarily by a public tender offer for Shinsei Bank shares that was made in September 2021 by SBI Holdings, Japan’s largest online brokerage, at a nearly 40% premium to Shinsei Bank’s previous closing price. Shinsei Bank is another example of deal-related value being realized in the Fund in 2021, a topic that we will return to later.

Energy-Related Holdings

The Fund’s Energy-related holdings, another area of the portfolio that had been hit extremely hard in the early days of the pandemic, was the second-largest contributor by sector to Fund performance in 2021. The previously discussed Aker ASA contributed significantly to this performance, but the single largest contributor to Fund performance in 2021 was Cameco Corp., a leading uranium producer based in Canada. Uranium had been a much-hated commodity for the better part of the past decade, and the share prices of most/all associated companies – including what we see as the largest, highest quality producers, such as Cameco – suffered accordingly for years. In our view, the fundamentals are quite attractive, driven by a favorable and improving uranium market balance from a long-term supply/demand perspective. Uranium prices have recently strengthened meaningfully from long-depressed levels, driven by improving fundamentals, in general, and, in particular, by a Canadian Closed End Fund (Sprott Physical Uranium Trust) that has been accumulating physical uranium in a market that had already been seeing falling above-ground inventories and reduced mine supply (due to mine closures resulting from nearly a decade of low uranium prices). This has resulted in increased uranium prices, which has helped drive Cameco’s share price gains.

Furthermore, amid recent spikes in energy costs (particularly in Europe) and concerns about surging utility bills, in addition to the significant challenges that the ongoing global campaign to reduce emissions will face, it appears that general market sentiment towards the uranium space – which had long been depressed – has begun to improve, perhaps due to the sector’s potential role in the transition towards low-carbon power generation. Cameco possesses high quality assets and a strong financial position, with a net cash position of over CAD 360 million, CAD 1.4 billion of cash and short-term investments on hand, and undrawn credit facilities of another CAD 1 billion. The long-term investment case, in our view, remains quite strong, as we believe Cameco is well positioned to benefit from potential further improvements in the uranium market balance.

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Notable Detractors: Latin America

As noted earlier, the positive contributions to Fund performance in 2021 were fairly broadly-based. The most notable exception to this were the Fund’s investments in Latin America, a region that began to be adversely impacted by the pandemic fairly late relative to the rest of the world, and where the initial health response (notably in terms of the vaccine roll-out) was relatively slow to take hold. In addition to the pandemic-related issues, our investments in Brazil, most notably our commercial real estate holding, BR Properties, have seen their stock prices adversely impacted by a challenging macroeconomic and political environment, which have weighed on both the value of the local currency (BRL) as well as general equity market sentiment in the country. Recently, the COVID-related situation in Brazil has, in our view, shown some signs of improvement as vaccinations continue to progress, but the challenging political environment continues to generate headlines and affect market sentiment ahead of a Presidential election in 2022. In addition to Brazil, a combination of pandemic-related, political, and/or macroeconomic uncertainty has cast a pall over both equities and local currency values across a wide swathe of the region, including Argentina, Chile, Colombia, and Peru.

As a result, most of the Fund’s Latin American holdings detracted from Fund performance in 2021, with the two largest detractors being BR Properties and Despegar.com, a pan-Latin American Online Travel Agency. But importantly, whereas the uncertainty described above is out of the control of our businesses in the region, company-specific developments, in our view, have generally been quite encouraging, as our Latin American businesses continue to recover from the worst of the pandemic. In general, their management teams have been busy at work, taking actions that we believe are building business value over the long run, even if the stock prices languish in the near term due to overarching factors beyond their control. This, we believe, bodes well for the potential future of our Latin American investments if the dark clouds ever clear, which we believe they eventually will, as dark clouds often do. Indeed, for long-term investors who can look beyond quarter-to-quarter volatility, we believe that Latin America is one of the most interesting places in the world in which to be investing, at the moment. We will return to discuss a couple new opportunities in the region shortly and will also discuss some of the value-accretive actions being taken by our existing holdings in the region later.

Notable Investment Activity in the Fund

The Fund’s Fiscal 2021 was a busy period, as we strove to take advantage of short-term volatility and attractive pricing to add to several existing positions in the Fund, in addition to initiating six new positions in the portfolio. Two of the new positions – Canfor Pulp Products and Emaar Properties – were purchased during the First Half of 2021, and their investment cases were discussed in detail in our May 2021 Semi-Annual Shareholder Letter. Four additional new positions – Companhia Brasileira de Distribuição, Grupo de Inversiones Suramericana, Cromwell Property Group, and International Petroleum Corporation – were purchased during the Second Half of 2021, and we will highlight the investment case for each below.

Latin America

Perhaps not surprisingly, the area of the Fund’s portfolio that lagged most in 2021 also is the one in which we are currently seeing some of the most attractive opportunities looking forward. As noted above, we are currently excited by the current opportunity set, especially in Latin America. It might not feel exciting or comfortable to invest in an area when skies are darkest. Indeed, there is quite a bit of hand-wringing and hair-tearing among investors going on in Latin America right now. Uncertainty abounds, be it of the political variety in Chile and Peru following recent elections and in Brazil with

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upcoming elections, of the macroeconomic variety (concerns about local currencies depreciating, inflation rising, interest rates increasing, etc.), or of the pandemic-related variety. Investors have been fleeing the region in response. Such a backdrop of unusually heightened fear sometimes results in babies being thrown out with the bathwater, temporarily offering longer-term investors attractive opportunities that we believe will prove lucrative over the long run. We believe that is currently the case in Latin America, and that this is an exciting time to be deploying capital there.

We have been investing in Latin America for over 20 years. The present environment, as described above, stands in sharp contrast to earlier periods in which, over the years, we scoured the opportunity set for years at a time but often came up empty-handed because of rich valuations. This is because, from our perspective, historically, many people have thought of investing in Emerging Markets as the playing field of Growth investors, with valuations in such markets tending to be extended most of the time – in our view, due to the potential for higher rates of economic growth than most Developed Markets typically offer. Although investors have historically not tended to approach investing in Emerging Markets from a Value perspective, given the clouds hovering over the region at the present time, very good value is precisely what we believe we are finding in Latin America today – what we see as significantly undervalued opportunities, the kinds of which, based on our experience, only appear occasionally and fleetingly given the region’s relatively attractive longer-term growth potential.

In addition to the Fund’s pre-existing holdings in Latin America, in the Second Half of 2021, we found two new opportunities in the region – Companhia Brasileira de Distribuição and Grupo de Inversiones Suramericana S.A. – both of which stand out to us, given their unusually discounted valuations that belie what we view to be high-quality assets and longer-term prospects.

Companhia Brasileira de Distribuição

In the Second Half of 2021, the Fund started acquiring shares of Companhia Brasileira de Distribuição (“CBD”), also known by its main brand, Pão de Açúcar. CBD is listed in Brazil, where it is a leading food-led retailer. In Brazil, CBD owns a collection of grocery stores, convenience stores, gas stations, and hypermarkets, as well as significant e-commerce operations. In addition to its Brazilian retail business, CBD is also the dominant shareholder of Grupo Éxito (“Exito”), a listed Colombian food-led retailer, owning 96.6% of the shares outstanding. In addition to its controlling stake in Exito, CBD is also a large shareholder (owning a 34% stake) of Cnova N.V., a French e-commerce retailer. In total, across all of its subsidiaries, CBD has a network encompassing more than 1,500 stores and e-commerce and brick and mortar retail operations across five countries.

We have followed CBD for the past several years, given our historic investment in Exito, which had previously been CBD’s controlling shareholder and, following its acquisition by CBD in 2019, became a majority-owned subsidiary of CBD. In early-2021, CBD spun off its high-growth Assai Cash & Carry business, which reduced debt significantly (most debt associated with the acquisition of Exito was spun off with Assai), but left the remaining company with a collection of businesses that are relatively slower-growing. This perceived lower growth profile, a challenging macro environment in both Brazil and Colombia, and the corporate complexity of a company that has assets in five countries across three publicly listed entities has resulted in subdued interest from investors in owning CBD shares, contributing to a weakening stock price.

However, we believe that this situation has also created a very attractive entry point for investors who are able to hold for the long term. At current prices, the total market capitalization of CBD implies a 15% discount to the market value of its stake in Exito alone. This means that shareholders are getting the entire Brazil retail business and the 34% stake in Cnova NV basically for free. While there is risk

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inherent in every investment – and risks here include a challenging macro situation, currency risks, and governance risk in the form of a controlling shareholder – the valuation of CBD today seems very low and is not based on any optimistic (or even lukewarm) assumptions.

We believe that the market will eventually come around to recognize the value inherent in this company. However, in the meantime, there are a wide variety of ways that management and CBD’s controlling shareholder could create significant value. One example is the recently announced transaction where CBD is selling its remaining 71 hypermarket stores to Assai (its spun-off Cash & Carry business), which has a total value of BRL 5.2 billion (around USD 920 million at current exchange rates). The implied value of the hypermarkets – which were amongst the weakest parts of CBD’s remaining Brazilian businesses – in this transaction is estimated to imply a multiple that reflects almost twice the current multiple at which CBD trades, overall. Post transaction, CBD will have an improved financial position and should have a stronger margin profile (having exited one of the weakest parts of its business), but it remains at a multiple that is significantly below where it has shown it can sell even its weakest stores. We believe there are many other potential transactions that could unlock additional value. While we do not make investments predicated upon catalysts or even try to predict what path an investment may take, we do find situations like this – where there are a multitude of ways to create upside value, but we do not have to pay up for them and, in fact, are buying the company at a discount to its in-place operations – quite attractive.

Grupo de Inversiones Suramericana S.A.

Another of our purchases in Latin America during the Second Half was the common shares of Grupo de Inversiones Suramericana S.A. (“GrupoSura”). GrupoSura is a Colombian Holding Company with holdings in both listed and private entities. The public entities include some of the companies that dominate a variety of sectors of Colombia’s economy. These include: Bancolombia S.A., Colombia’s largest bank with operations also in proximate countries, including Panama and various Central American nations; Grupo Nutresa S.A., Colombia’s largest processed food producer, with additional operations in Central America; and Grupo Argos S.A., parent company of Colombia’s largest cement producer, with operations also in the Caribbean and Florida, as well as infrastructure assets. The unlisted entities include a pension administrator with operations in Peru, Chile, Mexico, and Colombia, as well as insurance operations, both life and non-life, and an asset management operation.

Parsing through this daunting collection of assets, we found the valuation to be unusually attractive. Specifically, not only was GrupoSura trading at a hefty discount to its stated book value at the time of purchase (on the order of around 60%); additionally, we believe GrupoSura’s underlying holdings were (and continue to be) unusually modestly valued, given their dominant business positions, largely reflecting the depressant (but, in our opinion, waning) impact of the pandemic. For historical context, in normal periods, GrupoSura has traded at far smaller discounts (or even at a premium) to the stated book value, with the underlying listed holdings trading at meaningfully higher valuations.

While eschewing any forecasting or extrapolation, we reasoned that, if and as growth resumed and the profitability for the various businesses improved, GrupoSura’s underlying businesses would be repriced in line with improving expectations, which would, in turn, be reflected in a less depressed valuation for GrupoSura. This baseline scenario ignored the possibility of any corporate activity that could further eliminate any Holding Company discount – quite simply because GrupoSura is itself held in a web of cross shareholdings configured to repel hostile bidders. However, notwithstanding the low probability that we assigned to a hostile bid emerging to surface the value embedded in GrupoSura shares, such a bid did actually appear on November 30, 2021, at a roughly 27% premium to the closing

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stock price that day. It is likely too early in the process to handicap any outcomes, but one thing is clear: this bid served to highlight what we see as the extreme undervaluation at which GrupoSura shares trade.

Cromwell Property Group

Moving outside of Latin America, during the Second Half, we also initiated a position in Cromwell Property Group (“Cromwell”), an Australia-based company that owns and manages real estate. Cromwell’s business principally consists of operations across three segments. First, the company owns a portfolio of properties in Australia, Poland, and Italy, which are defensive in nature and principally consists of offices in Australia that are leased to governmental and other high-credit-quality corporate tenants. Second, Cromwell has a Real Estate Asset Management Business, which manages more than AUD 7.6 billion of third-party Assets Under Management (AUM) across Europe, Australia, and New Zealand. Finally, in conjunction with its Asset Management Business, the company also has indirect property investments, which consist of co-investments Cromwell has in the property funds managed by its Asset Management division.

Cromwell came to our attention, as there has been a high-profile challenge by ARA Asset Management (“ARA”), Cromwell’s largest shareholder, to gain representation on Cromwell’s Board. This has been a multi-year tussle (with ARA’s initial attempts not attaining enough votes). In 2021, ARA, along with other shareholders, was finally able to gain enough votes that it was able to change the Board. As a result, ARA was able to nominate two representatives to the Board, one of whom became Chairman. The reconstitution of the Board also resulted in several management departures, including Cromwell’s long-time CEO. ARA hasn’t publicly stated what their goals would be if they were to gain representation but, given that ARA is an asset management company itself, it is not unreasonable to expect that they may seek to grow the Funds Management business.

This is of particular interest because we believe that purchasers of Cromwell, at current valuations, are effectively getting the Asset Management business for free. At current prices, the security trades at a discount to the value of its tangible assets alone – Cromwell’s direct property investments and its co-investments in funds it manages. While the Asset Management business has seen sub-optimal growth over the past several years, with a new CEO and newly reconstituted Board, this may begin to change. As such, we believe that this could create significant potential upside for Cromwell investors.

In the meantime, while the company seeks to grow its Asset Management business, its other assets will continue to throw off attractive cash flows. As its directly-owned portfolio is primarily leased to governmental and high-credit-quality tenants, Cromwell saw almost no impact to its revenue collections during the pandemic, collecting 99% of rent billed in 2020. Also, the various co-investments in managed funds pay recurring dividends, which Cromwell pays on to its shareholders. At current prices, the stock yields almost 8%, which is covered by the company’s strong recurring revenue base.

In short, we believe that Cromwell is a situation where the new management team has multiple potential avenues to realize the significant potential upside, while it was acquired at a decent discount to the in-place portfolio of assets that the company owns.

International Petroleum Corporation

Finally, during the Second Half of 2021, we also initiated a position in the common stock of International Petroleum Corporation (“IPC” or “the company”). IPC was originally a part of Lundin Energy, a larger, more mature Oil & Gas Exploration & Production (“E&P”) company operating primarily in the North Sea. Then, in 2017, Lundin Energy (then known as Lundin Petroleum) spun-off

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their non-Norway producing assets into IPC – a new, separately listed company that would be focused on growth and value creation opportunities outside of Norway. To this day, IPC remains very much a member of the “Lundin Group” of companies; in fact, a number of IPC’s senior management team and Directors came over from Lundin Energy and/or have significant experience at other Lundin companies. The Lundin family, which remains IPC’s largest shareholder, with a stake of over 26%, has compiled what we view to be a very impressive, multi-decade track record of investing in and generating value from various segments of the natural resource space, including oil & gas, base metals (copper, zinc) and precious metals, among others. We have long followed the Lundin family’s efforts at creating value by building assets and businesses, countercyclically buying and selling assets on advantageous terms, and returning capital to shareholders via share repurchases and dividends (regular and special). In general, we find the Lundin family to be solid, long-term stewards of capital, and their involvement in IPC is an attractive part of IPC’s investment case, in our view.

Listed in both Canada and Sweden, today, IPC is an Oil & Gas E&P company with the bulk of its asset base located in Western Canada (nearly 85% of current production), with the balance coming from resources in Malaysia and France. Following its spin-off from Lundin Energy, IPC built up its Western Canadian asset base primarily via two acquisitions the company made in 2017-2018. At the time, the Western Canadian Oil & Gas space was suffering not just from lower benchmark commodity prices, but also because a lack of sufficient pipeline takeaway capacity resulted in Western Canadian crude trading at wide differentials (discounts) to benchmark prices. Needless to say, this combination made it difficult to make money, and IPC was able to swoop in and, mainly through two large acquisitions, build up an asset base in Western Canada that’s relatively low cost and long-lived, and at what we believe to be quite attractive prices – due to the turmoil affecting the Energy sector in Western Canada at the time.

Fast forward to today: oil & gas prices have recovered somewhat, and the difficult pipeline capacity situation in Western Canada has moderated with some additional capacity coming online. As a result, higher commodity prices and narrower Western Canadian differentials are translating into materially improved profitability and free cash flow generation. Yet, perhaps because IPC has a bit of a “split personality” as a result of its history noted above (its physical headquarters is in Canada, but the bulk of its stock trading volume is in Sweden, and a meaningful amount of its shareholder base is in Europe) IPC stock appears, in our view, under-analyzed and under-appreciated in North America. This is despite the company being well-positioned going forward, in our view, driven by the impressive job that management has done in opportunistically building up IPC’s asset base in periods of distress that were particularly severe and protracted in Canada. In our opinion, IPC stock appears to be meaningfully undervalued based on various metrics, be it reserves, production, recent comparable transactions in the area, and estimated free cash flow generation. At IPC’s current stock price, we believe the business could generate a mid-teens percentage free cash flow yield, using assumptions for oil prices that are well below today’s prices. We believe that this well-financed business could potentially generate significant excess cash flow generation at current oil prices, which will allow it to either reinvest or return capital to shareholders, as it has done in recent months.

Notable Selling Activity

A good deal of the Fund’s selling activity in 2021 involved trimming some existing positions (many of which had appreciated significantly in previous months) in order to rebalance position sizes within the portfolio. Two notable sales during the year, both of which were eliminated entirely from the Fund, were Lundin Mining and Telefonica Brasil. We eliminated the position in Lundin Mining, a copper mining company that we had already been reducing in size for valuation reasons following a significant increase in the stock price, during the First Half, as noted in our May 2021 Semi-Annual Shareholder Letter.

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We also eliminated our position in Telefonica Brasil in the Second Half of 2021. To be clear, we remain quite positive on Telefonica Brasil’s long-term prospects and believe the investment thesis remains largely intact (including a consolidation of the number of players and continuing growth in the market segments where it is dominant). However, we made the assessment that there were more compelling investment opportunities (especially from a timeliness and valuation perspective) elsewhere to deploy the capital in the Fund at this point in time. More than anything else, the nature and timing of this sale highlights, in our opinion, the availability of even more attractive investment opportunities, especially in Latin America, including the purchases we highlighted earlier. Again, we believe such environments typically tend to be transitory (although it may not seem like it at the time of making the investment, when skies are the darkest), and the ability to deploy capital in the region during times like these has historically been rewarding. In sharp contrast to earlier periods when we scoured the potential opportunity set in Brazilian and broader Latin American equities for some years and came up empty handed, given the valuations – when investors could not have enough of Brazilian equities (notwithstanding their cyclically elevated valuations) – today, foreign investors seemingly cannot eject them fast enough from their portfolios. This has led to what we believe are more compelling (and perhaps more fleeting) opportunities elsewhere in Brazil and the broader region, hence the sale of Telefonica Brasil to redeploy capital elsewhere.

Thoughts on Relative Performance

As we have noted often, our goal is to achieve attractive risk-adjusted performance over the long term. Our approach involves taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular assets at attractive prices. We do not make investment decisions based on short-term or benchmark index-related considerations. The Fund will never allocate assets to a particular industry, country, or specific security based on their respective weightings in benchmark indices. Instead, the Fund is invested in what we believe are the most attractive, undervalued, long-term investment opportunities at that time. Given our valuation criteria, that often means investing in out-of-fashion names, instead of popular stocks that are weighted more heavily in benchmark indices.

Despite the fact that short-term or benchmark considerations play no role in the composition and approach of the Fund, purely for informational purposes, we provide the returns of our benchmark index (the MSCI ACWI) because some of our fellow investors value those comparisons. In any event, as noted earlier, for its Fiscal 2021, the Fund’s institutional class returned 18.2% – a positive result, albeit one that was slightly below the benchmark’s return of 19.3% for the year2. For those who are interested in short-term relative performance, some of the long-familiar headwinds facing the Fund in recent years reappeared in 2021, especially in the Second Half, after the emergence of the Delta and Omicron variants, including, among others:

●	U.S. Markets Outperformed Rest-of-World: The benchmark MSCI ACWI, which is 61.5% invested in the U.S., as of November 30, 2021, outperformed the MSCI ACWI ex-USA (0% invested in U.S.) by over 10 percentage points during the Fund’s Fiscal 2021. The MSCI ACWI ex-USA returned 9.1% for the year –well below major U.S. indexes such as the S&P 500 (+27.9%) and NASDAQ Composite (+28.3%)[2].

[2]	Source: MSCI Fact Sheets for Index weightings; Bloomberg for Index returns.

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●	Emerging Markets Underperformed: The benchmark MSCI Emerging Market Index significantly underperformed, generating a return of only 2.7% during Fiscal 2021[2].

●	Growth Stocks Outperformed Value: The MSCI ACWI Growth Index outperformed the MSCI ACWI Value Index by 3.5 percentage points during the Fund’s Fiscal 2021[2].

In terms of relative performance, that backdrop was a challenging one for the Fund, given its Value-orientation, its investments in Emerging Markets (particularly in Latin America, which was hit particularly hard, as previously described), and its significantly lower allocation to the U.S. compared to the benchmark (9.5% of Fund assets as of November 30, 2021, versus 61.5% for MSCI ACWI)2. Yet, the Fund generated a positive return of roughly 18% for the year and only modestly lagged the benchmark, despite that challenging overarching backdrop.

Event-Driven Value Creation and Crystallization in the Fund’s Portfolio

This was notably driven, in part, by stock-specific, deal-related news flow that unlocked latent value in several different Fund holdings, including the following, among others:

The Straits Trading Co. Ltd. owns a meaningful stake in ARA Asset Management, which was subject to a takeover offer at a large premium to stated value on Straits Trading’s balance sheet.

Aker ASA sold its stake in Ocean Yield ASA at a 26% premium to its prior closing price. Aker also spun-out and separately listed several subsidiary companies operating in the renewable energy space and secured partnerships and equity financing for its unlisted industrial software company at a significant premium to its prior stated value.

Spectrum Brands Holdings agreed to sell its Hardware & Home Improvement segment for USD 4.3 billion in cash – a price that we view as attractive, representing a meaningful premium to its value as implied by where Spectrum Brands’ stock price was trading.

Shinsei Bank’s shares were the subject of a public tender offer at a nearly 40% premium to Shinsei Bank’s previous closing price.

Exor NV, the Italian Holding Company, announced a Memorandum of Understanding under which the company intends to sell PartnerRe, its global reinsurance business, to Covea for USD 9 billion. If completed, the transaction will close the book on another profitable investment for Exor, in our view, meaningfully increasing intrinsic value and generating substantial proceeds that could be redeployed into additional investment opportunities.

Grupo de Inversiones Suramericana shares were the subject of a tender offer made on November 30, 2021, at a roughly 27% premium to the prior closing price.

NN Group, the Dutch insurer, announced the sale of NN Investment Partners, NN Group’s asset management business, to Goldman Sachs for a total cash consideration of EUR 1.7 billion – a deal which we believe further improves an already quite strong capital position and supports additional capital returns to shareholders.

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Over our years of experience, event-driven value creation – for example, takeovers, mergers and acquisitions, asset sales, share repurchases, etc. – has often played a meaningful role in positively contributing to performance. We strive to invest in well-financed, high-quality assets or businesses at significant discounts to a conservative estimate of intrinsic value, which tend to be available at the time because for one reason or another, either the industry, geography, or company in question is out-of-favor at that point in time. We believe that, if we are able to successfully identify and invest in such opportunities, over the long run, the Fund’s holdings are generally apt to possess two sources of potential upside: either the “hidden” or unappreciated value that we see is eventually recognized in the stock market itself, as the investments come back into the market’s favor, or, failing that, the value could be realized through corporate events such as those noted above.

Generating ongoing earnings and cash flow from going-concern operations is not the only way that a corporation can build value over time. Significant value can be created over the long run by skillful management teams through other, non-earnings-centric means such as, among others, shrewd buying and selling of businesses and/or assets on advantageous terms, repurchasing shares when they are trading at a material discount to intrinsic value, and even issuing shares when they are trading at a material premium to intrinsic value. However, many investors and analysts tend to focus primarily on going-concern operations and on generating ongoing reported earnings –or, in the absence of earnings, on revenues and/or going-concern key performance indicators (such as subscriber growth, etc.). Perhaps this is because, although well-managed companies can, and often do, create value through, for example, the buying and selling of businesses, these corporate activities are inherently one-off and non-recurring in nature. Further, the value created by such activities is often not highly visible on the income statement or in earnings reports, except sporadically and in lumpy sums that cannot easily be modeled and forecast by analysts. As a result, well-managed companies that have a track record of adding significant value in these ways, including some of the Fund holdings that we have discussed, can nonetheless, at times, fall under the radar and be undervalued by the market – potentially providing us with interesting opportunities over the long-term.

Value Creation versus Value Crystallization

The corporate events listed above have resulted in some – but still far from all, in our view – of the “hidden” value of those respective holdings’ being realized, contributing to Fund performance in 2021. But while those areas of the Fund’s portfolio realized some of their value, management teams of other companies in the portfolio have been busy toiling away in relative obscurity – in our opinion, creating shareholder value that has not yet been crystallized, but which we believe will be recognized over the long-term. For some examples of this, we could point to our Latin American investments that lagged in 2021, primarily due to political and macroeconomic factors. For example, BR Properties, our Brazilian commercial real estate holding, saw its stock price languish in 2021 based on concerns about the pandemic, increasing interest rates, and a looming election in Brazil. The exceptionally negative sentiment in the stock market has resulted in BR Properties’ stock price trading at an over 50% discount to its tangible book value, even as the company sold a number of its non-core properties in the actual property market at premiums to their respective carrying values. Taking advantage of this wide disparity between the stock market and the real property market, BR Properties has been taking the proceeds from those sales and increasingly repurchasing its own shares at discounted prices. In our view, through buying its own shares at 50 cents on the dollar, while selling some of its assets for, say, $1.05 on the dollar, BR Properties has been increasing its intrinsic value per share over time, with the benefits potentially accruing to shareholders over the long run.

Despegar.com, the largest online travel agency (“OTA”) in Latin America, saw its share price slump in 2021 amid recently heightened COVID-related fears and resultant headwinds facing travel (especially international) across much of Latin America. Business conditions have obviously been very

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challenging since the onset of the pandemic in Latin America in March 2020. However, the company has a strong financial position to weather the storm, as it currently operates with more than USD 260 million of net cash on the balance sheet. Longer-term, we believe the significant cost-cutting steps taken by Despegar during the pandemic will result in a stronger business with improved margins when we eventually exit the currently challenging period. In addition, Despegar’s smaller, less well-capitalized competitors are apt to have a tougher time surviving the current downturn – especially the longer it drags on – leaving Despegar to take even greater market share when we eventually emerge from this. In fact, Despegar has already taken advantage of its strong financial position in growing its footprint on attractive terms, acquiring Best Day Travel Group – one of the leading travel agencies in Mexico (which is now one of Despegar’s largest markets) – in October 2020 at what we believe is an exceptionally modest valuation, and with no cash paid up front, reflecting the extreme adversity facing the industry during the pandemic. These developments, in our view, bode well for Despegar’s competitive positioning as conditions continue to normalize in the future.

In our view, both BR Properties’ selling of assets at premiums to book value, while repurchasing its own shares at deep discounts, as well as Despegar.com’s acquisition of Best Day Travel Group (and its leading position in Mexico) on the cheap, are just two examples of value-accretive corporate actions that we have seen taking place in the portfolio, even if the companies’ respective stock prices did not have much to show for it in 2021. However, if conditions and market sentiment eventually normalize in Latin America, we believe that these activities will bear fruit and be recognized.

Although some Fund holdings are further along than others are in realizing some of their intrinsic value, we are encouraged by recent fundamental developments and what we believe to be meaningful value creation across much of the portfolio, even though some of it is going underappreciated by the markets for now. While the timing of potential “pay-offs” is impossible to predict, we believe that the fundamental, underlying value creation that we see across much of the Fund bodes well for potential value realization in the future, whether it comes from appreciation in the market or, alternatively, through event-driven value crystallization.

Fund Outlook Looking Forward

Today, we continue to observe a broader market environment in which, we would argue, the stock prices of many of the popular, household names have run well ahead of underlying fundamentals and even highly optimistic expectations for the future. We have no unique insights as to how long this environment might last and cannot make any predictions on timing with any confidence. Indeed, it is possible that, in the short-run, recent increasing concerns about the spread of the Omicron variant may spark an additional flight to highly priced stocks that are seen as relative beneficiaries of lockdowns and a work-from-home environment. However, longer-term, we believe the Fund is populated by well-financed, undervalued businesses that have staying power, as demonstrated during the worst of the pandemic in early-2020. If 2022 sees a continued resurgence in new COVID-19 cases, it is important to note that, in our view, there are significant mitigating factors this time around, most notably increasing numbers of people who are vaccinated and boosted, in addition to the arrival of new treatments. While the twists and turns of the ongoing pandemic make for unpredictability in terms of short-term share price fluctuations, the positive side of this is that such an environment seems likely to continue to periodically offer us opportunities to invest at very modest prices in businesses that have many of the attractive characteristics discussed herein. We believe this will serve the Fund’s portfolio well over the longer-term.

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For context regarding valuation, it is worth noting that the positive performance of many Fund holdings in 2021 came off of extremely depressed levels. Our portfolio, which consists of investments in what have been some of the most disliked, discounted areas in markets for years (Financials, Natural Resources, Emerging Markets), remains, in our view, unusually undervalued relative to its longer-term fundamentals, with stock price performance still lagging far behind underlying business performance and prospects. For one statistical indicator of the extent of the disparity in valuations between the Fund and the broader market, as of November 30, 2021, the Price-to-Book Value ratio (P/B) of the Fund was 0.72x, as compared to 3.00x for the benchmark MSCI ACWI3.

In the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns – particularly in a world where broader benchmark indices continue to trade at historically rich valuations and are increasingly concentrated in a relatively small number of popular mega-cap companies. In our view, this extremely bifurcated market, which we have commented on often in previous letters, continues to provide us with some very attractive investment opportunities, sowing the seeds for potentially quite interesting prospective longer-term returns.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a healthy, happy, safe, and prosperous 2022.

Sincerely,

Amit Wadhwaney, Portfolio Manager

© 2022 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

[3]	Source: Bloomberg for Fund data, MSCI for Index data.

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Fund Performance - (Unaudited)
November 30, 2021

Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended November 30, 2021, compared to its benchmark:

		Average Annual	Average Annual
			Since Inception** -
Fund/Index	One Year	Five Year	November 30, 2021
Moerus Worldwide Value Fund - Class N	17.89%	2.57%	3.42%
Moerus Worldwide Value Fund - Institutional Class	18.19%	2.83%	3.68%
MSCI AC World Index Net (USD) ***	19.27%	13.99%	13.38%

Moerus Worldwide Value Fund vs. MSCI AC World Index Net (USD)

Comparison of Change in Value of $100,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Class N and Institutional Class returns are calculated using the traded NAV on November 30, 2021. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2021, is 2.22% for Class N shares and 1.97% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 27 Emerging Markets countries. With 2,976 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of 17.89% and 18.19% (net of fees) for the Class N share class and Institutional Class, respectively, during the twelve months ended November 30, 2021 (“2021” or “the year”). For comparison purposes only, the MSCI All Country World Index returned 19.27% (net) over the same period.1 It is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly five years (or more, in some cases). For these reasons, the Fund is not managed according to any short-term performance objectives or benchmark considerations. Therefore, although we will provide a brief discussion of the Fund’s performance below, we are much more focused on the longer-term merits and attractiveness of the Fund’s individual investments, and, by extension, the Fund’s aggregate portfolio. As we have detailed in the preceding Annual Shareholder Letter, we remain encouraged by what we view as positive long-term, fundamental developments across much of the Fund’s portfolio.

For the Fund, as in 2020, 2021 was a year that could be broken down into two very distinct halves. The Fund started off 2021 quite well, picking up where it had left off in late-2020 and performing very strongly during the First Half of the Fund’s Fiscal 20212 (+29.3% in H1), as the portfolio continued its recovery from the worst of the pandemic suffered in the early days of 2020. It was a generally positive First Half of 2021 for most markets, aided by the accelerating vaccine rollout and the passage of a USD 1.9 trillion pandemic-relief bill in the U.S., in addition to continued monetary stimulus from leading Central Banks. Notably, these developments also contributed to increased inflation expectations and rising U.S. Treasury yields, which, at times, weighed somewhat on higher-priced, longer duration Growth and Information Technology stocks, causing them to lag in a relative sense during the First Half of 2021. On the other hand, Value stocks fared better, in general, during the First Half.

Thereafter, market conditions took a turn for the worse, and the Second Half of Fiscal 20213 proved to be a challenging period for the Fund (-8.6% in H2). Renewed pandemic-related concerns driven by, first, the spread of the Delta variant beginning in June/July, and then, most recently, the emergence of the Omicron variant in November, contributed to a market environment somewhat similar to the one experienced early in the pandemic. Namely, the Second Half of 2021 saw Growth stocks – which are widely perceived to be better-suited for pandemic-era social distancing, lockdowns, and working from home – significantly outperforming Value stocks. Also, U.S. stocks, driven by the popular Information Technology sector, meaningfully outpaced many international markets during the Second Half of 2021. Long out-of-favor areas, such as Emerging Market and Natural Resource-related stocks, notably lagged other areas of the market. Late in 2021, this environment weighed on the performance of the Fund, which is focused on long-term investments in undervalued businesses and areas (including Emerging Markets) that are unpopular and out-of-favor in the present.

Overall, for the year, the Fund performed well on an absolute basis in 2021, driven by a very strong First Half of 2021, albeit slightly lagging the benchmark by year’s end (after outperforming for much of the year) due to a return in heightened COVID-related fears late in 2021. The Fund’s

[1]	Source: MSCI for Index data.

[2]	Please note that “First Half” refers to the Fund’s 2021 Fiscal Year, or the six months ended May 31, 2021.

[3]	Please note that “Second Half” refers to the Fund’s 2021 Fiscal Year, or the six months ended November 30, 2021.

positive performance for the year was fairly broadly-based, with meaningful contributions coming from a majority of Fund holdings that appreciated –many significantly –in 2021. Still, these solid contributions from the majority of holdings were partially offset by pockets of the portfolio (most notably our Latin American holdings) that lagged in 2021. With that said, we will discuss a few of the notable drivers of the Fund’s 2021 performance below. But first, it is important to emphasize that, as long-term investors, we remain much more focused on fundamental developments affecting the businesses that the Fund owns than on short-term stock price fluctuations. Fortunately, on that note, business-level developments continued to be encouraging, in our view, across much of the portfolio.

The Fund’s positive absolute performance in 2021 was driven meaningfully from event-driven corporate activity. Several of the Fund’s most meaningful contributors to performance, including three of the top-five contributors for the full year, generated significant value creation via deal-driven corporate activity. These three contributors were: (i) The Straits Trading Co. Ltd. (second-largest contributor), a Singapore-based Holding Company that owns a meaningful stake in ARA Asset Management, which was the subject of a takeover offer in 2021; (ii) Aker ASA (third-largest contributor), a Norway-based Holding Company that benefited not only from recovering oil prices, but also by corporate activity that included the spin-off and separate listings of several renewable-energy based businesses; and (iii) Spectrum Brands Holdings Inc. (fifth-largest contributor), a U.S.-based Consumer Products Company that agreed to sell its Hardware & Home Improvement segment at what we believe to be an attractive price. Aside from said event-driven activity, other leading contributors to Fund performance in 2021 included Cameco Corp. (largest contributor) and Bajaj Holdings & Investment Ltd. (fourth-largest contributor). Cameco, a leading uranium producer based in Canada, saw significant share price appreciation in 2021, driven by continued improvements in uranium market fundamentals and its supply/demand balance, as well as by increased uranium purchasing activity by financial buyers. Bajaj Holdings, an India-based Holding Company, benefited from a gradual reduction in pandemic-related disruptions and restrictions in India in 2021 – a positive development for its collection of businesses in the areas of Auto Manufacturing and Financial Services. By sector, the most meaningful contributions to Fund performance came from its Financial Services and Energy-related holdings.

On the negative side, the area of the portfolio to detract most significantly from performance in 2021 was the Fund’s investments in Latin America, a region that generally continued to be adversely impacted by the pandemic, while its initial health response (notably, in terms of the vaccine roll-out) was relatively slow to take hold. In addition to the pandemic-related issues, our investments in Brazil –most notably our commercial real estate holding, BR Properties –have seen their stock prices adversely impacted by a challenging macroeconomic and political environment, which have weighed on both the value of the local currency (BRL) as well as general equity market sentiment in the country. Recently, the COVID-related situation in Brazil has, in our view, shown some signs of improvement as vaccinations continue to progress, but the challenging political environment continues to generate headlines and affect market sentiment ahead of a Presidential election in 2022. In addition to Brazil, a combination of pandemic-related, political, and/or macroeconomic uncertainty has negatively impacted both equity and local currency values across a wide swathe of the region, including Argentina, Chile, Colombia, and Peru. As a result, most of the Fund’s Latin American holdings detracted from Fund performance in 2021, with the two largest detractors of the group being BR Properties and Despegar.com, a pan-Latin American Online Travel Agency. Importantly, whereas pandemic-related, political, and macroeconomic uncertainty drove share price weakness in 2021, company-specific developments, in our view, have generally been quite encouraging, as the Fund’s Latin American businesses continue to recover from the worst of the pandemic. In general, their management teams have been taking actions that we believe are building business value over the long run, even if the stock prices languish in the near term due to factors beyond their control. This, we believe, bodes well for the potential future of our Latin American investments if the dark clouds ever clear, which we believe they eventually will.

In the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns – particularly in a world where broader benchmark indices trade at historically rich valuations and are increasingly concentrated in a relatively small number of popular mega-cap companies. In our view, this extremely bifurcated market, which we have commented on often in recent communications, is providing us with some very attractive investment opportunities, sowing the seeds for potentially quite interesting prospective longer-term returns.

Expense Ratio: Class N: 1.65% / Class Inst.: 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is May 31, 2016.

The MSCI All Country World Index Net (USD) is an unmanaged index consisting of 49 country indices comprised of 23 developed and 26 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.4%
	ASSET MANAGEMENT - 15.4%
17,925	Aker ASA	$1,624,028
884,538	Dundee Corporation(a)	1,020,515
19,912	EXOR N.V.	1,741,485
270,747	Grupo de Inversiones Suramericana S.A.	1,695,673
		6,081,701
	BANKING - 12.2%
1,901,559	IDFC First Bank Ltd.(a)	1,128,499
259,477	Metro Bank plc(a)	343,288
60,500	Shinsei Bank Ltd.	1,020,899
217,347	Standard Chartered plc	1,196,784
91,578	UniCredit SpA	1,101,927
		4,791,397
	CHEMICALS - 2.7%
16,090	Nutrien Ltd.	1,063,871

	FORESTRY, PAPER & WOOD PRODUCTS - 2.1%
166,743	Canfor Pulp Products, Inc.(a)	807,198

	HOUSEHOLD PRODUCTS - 3.3%
12,792	Spectrum Brands Holdings, Inc.	1,280,479

	INSTITUTIONAL BROKERAGE - 2.1%
931,078	Edelweiss Financial Services Ltd.	831,314

	INSTITUTIONAL FINANCIAL SERVICES - 2.6%
25,982	Jefferies Financial Group, Inc.	976,404

	INSURANCE - 5.1%
17,582	NN Group N.V.	869,586
558,354	Westaim Corporation (The)(a)	1,122,976
		1,992,562
	INTERNET MEDIA & SERVICES - 2.8%
125,340	Despegar.com Corporation(a)	1,084,191

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.4% (Continued)
	LEISURE FACILITIES & SERVICES - 3.1%
246,700	Arcos Dorados Holdings, Inc., Class A(a)	$1,213,764

	METALS & MINING - 8.8%
45,455	Cameco Corporation	1,055,585
186,075	Major Drilling Group International, Inc.(a)	1,247,463
203,873	Osisko Mining, Inc.(a)	495,856
15,120	Wheaton Precious Metals Corporation	631,562
		3,430,466
	OIL & GAS PRODUCERS - 2.1%
170,364	International Petroleum Corporation/Sweden(a)	839,336

	OIL & GAS SERVICES & EQUIPMENT - 6.4%
177,997	Enerflex Ltd.	1,022,636
142,663	Tidewater, Inc.(a)	1,487,976
		2,510,612
	REAL ESTATE INVESTMENT TRUSTS - 5.6%
1,818,036	Cromwell Property Group	1,108,608
2,796,581	Hammerson plc	1,117,733
		2,226,341
	REAL ESTATE OWNERS & DEVELOPERS - 13.6%
857,700	BR Properties S.A.	1,087,186
1,229,689	Emaar Properties PJSC	1,570,129
803,990	Sino Land Company Ltd.	961,176
713,301	Straits Trading Company Ltd.	1,737,539
		5,356,030
	RETAIL - CONSUMER STAPLES - 2.8%
57,514	Almacenes Exito S.A.	160,730
240,100	Cia Brasileira de Distribuicao	958,504
		1,119,234
	SPECIALTY FINANCE - 3.1%
18,327	Bajaj Holdings & Investment Ltd.	1,228,539

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.4% (Continued)
	TRANSPORTATION & LOGISTICS - 1.6%
9,225	Copa Holdings S.A., Class A(a)	$645,012

	TOTAL COMMON STOCKS (Cost $34,519,068)	37,478,451

	SHORT-TERM INVESTMENTS — 4.5%
	MONEY MARKET FUNDS - 4.5%
1,782,640	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.01% (Cost $1,782,640)(b)	1,782,640

	TOTAL INVESTMENTS - 99.9% (Cost $36,301,708)	$39,261,091
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	19,150
	NET ASSETS - 100.0%	$39,280,241

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S.A.	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MOERUS WORLDWIDE VALUE FUND
NOVEMBER 30, 2021

Diversification of Assets
Top Holdings by Asset Class or Industry	% of Net Assets
Asset Management	15.4%
Real Estate Owners & Developers	13.6%
Banking	12.2%
Metals & Mining	8.8%
Oil & Gas Services & Equipment	6.4%
Real Estate Investment Trusts	5.6%
Insurance	5.1%
Household Products	3.3%
Specialty Finance	3.1%
Leisure Facilities & Services	3.1%
Other	18.8%
Total	95.4%
Other Assets in Excess of Liabilities - Net	4.6%
Grand Total	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MOERUS WORLDWIDE VALUE FUND
NOVEMBER 30, 2021

Diversification of Assets
Country	% of Net Assets
Canada	23.8%
United States	9.5%
India	8.2%
Italy	7.2%
United Kingdom	6.8%
Brazil	5.2%
Colombia	4.7%
Singapore	4.4%
Norway	4.1%
United Arab Emirates	4.0%
Uruguay	3.1%
Australia	2.8%
Argentina	2.8%
Japan	2.6%
Hong Kong	2.4%
Netherlands	2.2%
Panama	1.6%
Total	95.4%
Money Market Funds	4.5%
Other Assets in Excess of Liabilities - Net	0.1%
Grand Total	100.0%

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

ASSETS
Investment securities:
Securities at Cost	$36,301,708
Securities at Value	$39,261,091
Foreign cash (cost $20,039)	19,593
Receivable for securities sold	36,020
Dividends and interest receivable	137,712
Prepaid expenses and other assets	10,293
TOTAL ASSETS	39,464,709

LIABILITIES
Investment advisory fees payable	25,849
Payable to related parties	16,307
Distribution (12b-1) fees payable	185
Deferred capital gains tax payable	116,786
Accrued custody fees payable	2,639
Audit and tax fees payable	17,272
Trustee’s fees payable	2,200
Accrued expenses and other liabilities	3,230
TOTAL LIABILITIES	184,468
NET ASSETS	$39,280,241

Net Assets Consist of:
Paid in capital	$44,673,998
Accumulated losses	(5,393,757)
NET ASSETS	$39,280,241

Net Asset Value Per Share:
Class N Shares:
Net Assets	$834,644
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	72,637
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$11.49	(a)

Institutional Class Shares:
Net Assets	$38,445,597
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,332,489
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$11.54	(a)

(a)	The NAV for Class N and the Institutional Class shown above differs from the traded NAV on November 30, 2021 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2021

INVESTMENT INCOME
Dividends (net of $67,266 foreign withholding taxes)	$504,620
Non-cash dividend	111,336
Interest	233
TOTAL INVESTMENT INCOME	616,189

EXPENSES
Investment advisory fees	380,434
Administrative services fees	64,701
Transfer agent fees	47,154
Registration fees	33,076
Custodian fees	29,879
Accounting services fees	27,873
Compliance officer fees	20,314
Audit and tax fees	19,547
Legal fees	16,121
Trustees’ fees and expenses	11,448
Shareholder reporting expenses	10,637
Distribution (12b-1) fees:
Class N	2,525
Insurance expense	1,611
Other expenses	4,455
TOTAL EXPENSES	669,775
Fees waived by Adviser	(106,312)
NET EXPENSES	563,463

NET INVESTMENT INCOME	52,726

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency translations	757,877
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of increase in deferred capital gains tax of $45,236)	5,218,319

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,976,196

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,028,922

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2021	November 30, 2020

FROM OPERATIONS:
Net investment income	$52,726	$251,794
Net realized gain (loss) from investments	757,877	(7,439,073)
Net change in unrealized appreciation (depreciation) on investments	5,218,319	1,648,138
Net increase (decrease) in net assets resulting from operations	6,028,922	(5,539,141)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class N	(4,900)	(11,364)
Institutional Class	(253,038)	(613,807)
Decrease in net assets from distributions to shareholders	(257,938)	(625,171)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	208,025	404,698
Institutional Class	6,226,755	4,758,029
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	4,889	11,241
Institutional Class	252,744	612,624
Payments for shares redeemed:
Class N	(437,461)	(402,403)
Institutional Class	(6,976,838)	(11,186,698)
Net decrease in net assets from shares of beneficial interest	(721,886)	(5,802,509)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,049,098	(11,966,821)

NET ASSETS:
Beginning of Year	34,231,143	46,197,964
End of Year	$39,280,241	$34,231,143

SHARE ACTIVITY
Class N:
Shares Sold	17,903	52,233
Shares Reinvested	472	990
Shares Redeemed	(37,345)	(51,444)
Net increase (decrease) in shares of beneficial interest outstanding	(18,970)	1,779
Institutional Class:
Shares Sold	536,099	571,098
Shares Reinvested	24,373	53,881
Shares Redeemed	(617,024)	(1,253,726)
Net decrease in shares of beneficial interest outstanding	(56,552)	(628,747)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	November 30,	November 30,	November 30,	November 30,		November 30,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$9.81	$11.22	$11.01	$12.86		$10.60
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	0.05	0.08	0.09		0.02
Net realized and unrealized gain (loss) on investments	1.74	(1.33)	0.29	(1.85)		2.29
Total from investment operations	1.73	(1.28)	0.37	(1.76)		2.31
Paid-in-capital from redemption fees	—	—	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.05)	(0.13)	(0.16)	(0.03)		(0.05)
Net realized gain	—	—	—	(0.06)		—
Total distributions	(0.05)	(0.13)	(0.16)	(0.09)		(0.05)
Net asset value, end of year	$11.49	$9.81	$11.22	$11.01		$12.86
Total return (3)	17.72%	(11.59)%	3.49%	(13.79	)% (4)	21.82%
Net assets, end of year (000s)	$835	$898	$1,007	$1,032		$974
Ratio of gross expenses to average net assets (5)	1.92%	2.20%	1.92%	1.87%		2.53%
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%		1.65%
Ratio of net investment income to average net assets	(0.10)%	0.52%	0.69%	0.73%		0.17%
Portfolio Turnover Rate	28%	29%	21%	14%		8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	November 30,	November 30,	November 30,	November 30,		November 30,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$9.84	$11.25	$11.05	$12.90		$10.61
Activity from investment operations:
Net investment income (1)	0.02	0.07	0.11	0.12		0.06
Net realized and unrealized gain (loss) on investments	1.75	(1.33)	0.28	(1.86)		2.28
Total from investment operations	1.77	(1.26)	0.39	(1.74)		2.34
Paid-in-capital from redemption fees	—	—	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.07)	(0.15)	(0.19)	(0.05)		(0.05)
Net realized gain	—	—	—	(0.06)		—
Total distributions	(0.07)	(0.15)	(0.19)	(0.11)		(0.05)
Net asset value, end of year	$11.54	$9.84	$11.25	$11.05		$12.90
Total return (3)	18.12%	(11.35)%	3.68%	(13.55	)% (4)	22.16%
Net assets, end of year (000s)	$38,446	$33,333	$45,191	$52,443		$45,842
Ratio of gross expenses to average net assets (5)	1.67%	1.95%	1.67%	1.62%		2.03%
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of net investment income (loss) to average net assets	0.14%	0.75%	0.95%	1.00%		0.47%
Portfolio Turnover Rate	28%	29%	21%	14%		8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ( “FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure their fair value on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$37,478,451	$—	$—	$37,478,451
Money Market Funds	1,782,640	—	—	1,782,640
Total	$39,261,091	$—	$—	$39,261,091

The Fund did not hold any Level 2 or Level 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate–related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2021, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $116,786.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2018 to November 30, 2020 or expected to be taken in the Fund’s November 30, 2021 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

short-term investments and U.S. government securities, amounted to $10,395,311 and $10,083,853, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (“Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2021, the Fund incurred $380,434 in investment advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the year ended November 30, 2021, the Adviser waived fees in the amount of $106,312 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2021 will expire on November 30 of the following years:

	November 30, 2022	November 30, 2023	November 30, 2024
Moerus Worldwide Value Fund	$131,050	$184,054	$106,312

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the year ended November 30, 2021, the Fund incurred $2,525 in distribution and shareholder servicing fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2021, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 72.6% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2021, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation *	Appreciation
Moerus Worldwide Value Fund	$38,016,737	$7,789,993	$(6,662,425)	$1,127,568

*	Includes deferred capital gains tax of $116,786.

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2021 and November 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2021	November 30, 2020
Ordinary Income	$308,617	$668,105

As of November 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,749,137	$—	$(2,381)	$(8,265,418)	$—	$1,124,905	$(5,393,757)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $2,663.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 2,381.

At November 30, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$754,830	$7,510,588	$8,265,418	$344,525

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

On December 15, 2021, the Moerus Worldwide Value Fund made income distributions of $0.5870 and $0.6224 per share for Class N and the Institutional Class, respectively.

9.	TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for the years ended November 30, 2021 and November 30, 2020:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2021	November 30, 2020
Foreign Taxes Paid	$50,679	$42,934
Foreign Source Income	465,861	650,523
	$516,540	$693,457

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 27, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MOERUS WORLDWIDE VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2021

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2021 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2021

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/21	11/30/21	Ratio	6/1/21–11/30/21
Actual*
Class N	$1,000.00	$ 912.90	1.65%	$ 7.91
Institutional Class	$1,000.00	$ 913.90	1.40%	$ 6.72
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$ 1,016.80	1.65%	$ 8.34
Institutional Class	$1,000.00	$ 1,018.05	1.40%	$ 7.08

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees * **

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/21 – NLFT IV_v1

MOERUS WORLDWIDE VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2021

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Ultimus Fund Solutions, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2021, the Trust was comprised of 27 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/21 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinatti, OH 45246

MWVF-AR21

a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $14,500

2020 – $14,500

2019 – $14,000

2018 – $14,000

2017 – $14,000

(b)	Audit-Related Fees

2021 – None

2020 – None

2019 – None

2018 – None

2017 – None

(c)	Tax Fees

2021 – $3,500

2020 – $3,500

2019 – $3,500

2018 – $3,000

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020	2019	2018	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,500

2020 - $3,500

2019 - $3,500

2018 - $3,000

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/5/22